=================================================================
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate (Page 1 of 3)

Distribution Date: 10/21/96
Investor Certificateholder Floating Allocation Percentage
                              97.20%
Investor Certificateholder Fixed Allocation Percentage
                              97.90%
Aggregate Amount of  Collections  $15,639,322.28
Aggregate Amount of  Interest Collections  $3,984,579.01
Aggregate Amount of  Principal Collections  11,654,743.27
Class A Interest Collections  3,872,931.11
Class A Principal Collections  10,637,632.28
Seller Interest Collections   111,647.90
Seller Principal Collections   1,017,110.99
Weighted Average Loan Rate  13.99%
Net Loan Rate    12.99%

Class A-1 Certificate Rate   5.70%
Maximum Investor Certificate Rate  12.99%
Class A-1 Certificate Interest Distributed  1,559,003.21
Class A-1 Investor Certificate Interest Shortfall before Policy
Draw                              0.00
Unpaid Class A-1 Certificate Interest Shortfall Received   0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining    0.00
Unpaid Class A-1 Carryover Interest Amount     0.00

Class A-2 Certificate Rate       5.74%
Maximum Investor Certificate Rate    12.99%
Class A-2 Certificate Interest Distributed  69,029.21
Class A-2 Investor Certificate Interest Shortfall before Policy
Draw                              0.00
Unpaid Class A-2 Certificate Interest Shortfall Received  0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-2 Carryover Interest Amount 0.00

Maximum Principal Dist. Amount (MPDA)  11,410,518.12
Alternative Principal Dist. Amount (APDA)  10,637,632.28
Rapid Amortization Period? (Y=1, N=0)   0.00
Scheduled Principal  Distribution Amount (SPDA)   10,637,632.28

Principal  allocable to Class A-1   10,189,564.57
Principal allocable to Class A-2  448,067.71
SPDA deposited to Funding Account    0.00

Accelerated Principal Distribution Amount    0.00
APDA allocable to Class A-1      0.00
APDA allocable to Class A-2      0.00
Reimbursement to Credit Enhancer       0.00
Reduction in Certificate Principal Balance due to Current Class
A-1 Liquidation Loss Amount                            158,130.03
Reduction in Certificate Principal Balance due to Current Class
A-2 Liquidation Loss Amount                            6,953.48
Cumulative Investor Liquidation Loss Amount          165,083.51
Total Principal allocable to A-1   10,347,694.60
Total Principal allocable to A-2     455,021.19
Beginning Class A-1 Certificate Principal Balance  317,597,556.03
Beginning Class A-2 Certificate Principal Balance   13,965,670.86
Ending Class A-1 Certificate Principal Balance   307,249,861.43
Ending Class A-2 Certificate Principal Balance    13,510,649.67
Class A-1 Factor           0.6755342
Class A-2 Factor             0.6755325
Pool Factor (PF)            0.6868770

Servicer Certificate (Page 2 of  3)

Distribution Date:            10/21/96
Retransfer Deposit Amount            0.00
Servicing Fees Distributed   278,321.51
Beg. Accrued and Unpaid Inv. Servicing Fees   0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd  0.00
End. Accrued and Unpaid Inv. Servicing Fees  0.00
Aggregate Investor Liquidation Loss Amount    165,083.51
Investor Loss Reduction Amount   0.00

Beginning Pool Balance     343,613,843.65
Ending Pool Balance    332,803,790.82
Beginning Invested Amount   333,985,813.89
Ending Invested Amount      323,183,098.10
Beginning Seller Principal Balance   9,628,029.76
Ending Seller Principal Balance     9,620,692.72
Additional Balances     1,017,110.99
Beginning Funding Account Balance    0.00
Ending Funding Account Balance        0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans)                        0.00%
Principal Balance of Subsequent Loans     0.00
Beginning Reserve Account Balance    1,211,294.00
Ending Reserve Account Balance      1,211,294.00
Beginning Seller Interest     2.5519%
Ending Seller's Interest       2.8908%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts            659
     Trust Balance    21,957,983.36
   60 - 89 days (Del Stat 2)
     No. of Accounts             177
     Trust Balance          5,713,079.11
   90+ days (Del Stat 3+)
     No. of Accounts              321
     Trust Balance       10,122,736.79
   REO
     No. of Accounts                14
     Trust Balance       530,552.09

Rapid Amortization Event ?    No
   Failure to make payment within 5 Business Days of Required
Date ?                  No
   Failure to perform covenant relating to Trust's Security
Interest ?                No
   Failure to perform other covenants as described in the
Agreement ?                 No
   Breach of Representation or Warranty ?   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                   No
   Subject to Investment Company Act of 1940 Regulation ?     No
   Servicing Termination ?     No

Servicer Certificate (Page 3 of  3)
Distribution Date:     10/21/96
Event of Default ?  No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?          No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?    No
   Failure by Servicer to perform other covenants as described in
the Agreement?      No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?               No
   Trigger Event ?    No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                    N/A
Premium Distributed to Credit Enhancer     0.00
Amount Distributed to Seller    1,128,758.89
Master Servicer Credit Facility Amount   0.00
Guaranteed Principal Distribution Amount   0.00
Credit Enhancement Draw Amount      0.00
Application of Available Funds
     Aggregate Amount of Collections     15,639,322.28
    Deposit for principal not used to purchase subsequent loans
     Servicing Fee        278,321.51
     Prinicpal and Interest to Class A-1  11,906,697.81
     Prinicpal and Interest to Class A-2    524,050.40
     Seller's portion of Principal and Interest   1,128,758.89
     Funds deposited into Funding Account (Net)     0.00
     Funds deposited into Spread  Account        0.00
     Excess funds released to Seller      1,801,493.67
     Total                       15,639,322.28


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.


A Servicing Officer

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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
=================================================================
Statement to Certificateholders (Page 1 of 2)
Distribution Date:     10/21/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage 97.1980% Class A Certificateholder Fixed Allocation Percentage 97.9045%
Beginning Class A-1 Certificate Balance     317,597,556.03
Beginning Class A-2 Certificate Balance  13,965,670.86
Class A-1 Certificate Rate    5.70047%
Class A-2 Certificate Rate     5.74000%
Class A-1 Certificate Interest Distributed   3.427699
Class A-2 Certificate Interest Distributed  3.451461
Class A-1 Certificate Interest Shortfall Distributed 0.000000 Class A-2 Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Class A-1 Certificate Interest Shortfall
                           0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall
                           0.000000
Rapid Amortization Event ?     No
Class A-1 Certificate Principal Distributed   22.750936
Class A-2 Certificate Principal Distributed   22.751059
   Maximum Principal Distribution Amount   24.030997
   Scheduled Principal  Distribution Amount (SPDA) 22.403269
   Accelerated Principal Distribution Amount     0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                           0.347672
Total Amount Distributed to Certificateholders      25.831969

Principal Collections deposited into Funding Account       0.00
Ending Funding Account Balance      0.00
Ending Class A-1 Certificate Balance   307,249,861.43
Ending Class A-2 Certificate Balance  13,510,649.67
Class A-1 Factor           0.6755342
Class A-2 Factor             0.6755325
Pool Factor (PF)             0.6868770
Unreimbursed Liquidation Loss Amount   0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount 0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                               0.00
Class A Servicing Fee    278,321.51
Beginning Invested Amount   333,985,813.89
Ending Invested Amount  323,183,098.10
Beginning Pool Balance     343,613,843.65
Ending Pool Balance      332,803,790.82
Credit Enhancement Draw Amount    0.00

Statement to Certificateholders (Page 2 of 2)
Distribution Date:       10/21/96

DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts             659
     Trust Balance     21,957,983.36
   60 - 89 days (Del Stat 2)
     No. of Accounts               177
     Trust Balance       5,713,079.11
   90+ days (Del Stat 3+)
     No. of Accounts               321
     Trust Balance     10,122,736.79
   REO
     No. of Accounts             14
     Trust Balance         530,552.09
Aggregate Liquidation Loss Amount for Liquidated Loans 158,493.76
Class A-1 Certificate Rate for Next Distribution Date
  To be updated
Class A-2 Certificate Rate for Next Distribution Date
                   To be updated
Amount of any Draws on the Policy         0.00
Subsequent Mortgage Loans
     No. of Accounts           0.00
     Trust Balance               0.00